UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):

                                  June 3, 2004


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-12680                22-2115841
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 979-2955



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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 3, 2004, PricewaterhouseCoopers LLP, or PWC, declined to stand for re-election as the independent registered public accounting firm for Oryx Technology Corp., or Oryx.

         Other than as described below, PWC's reports on the financial statements of Oryx as of and for the fiscal years ended February 28, 2003 and February 29, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, PWC's report on Oryx' financial statements for the years ended February 28, 2003 and February 29, 2004 contained an explanatory paragraph with the following language:

         "The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         In connection with its audits of the financial statements of Oryx as of and for the fiscal years ended February 28, 2003 and February 29, 2004 and through June 3, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of Oryx for such years.

         During the fiscal years ended February 28, 2003 and February 29, 2004 and through June 3, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         Oryx has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.


         (c)   Exhibits

               16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 9, 2004.

               99.1 Letter from PricewaterhouseCoopers LLP to Oryx Technology Corp. dated June 3, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 9, 2004                           ORYX TECHNOLOGY CORP.
                                              (Registrant)


                                              By:  /s/ Philip J. Micciche
                                                  ------------------------------
                                                    Philip J. Micciche
                                                    Chief Executive Officer



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